SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 22,
2004


                  FLORIDA ROCK INDUSTRIES, INC.
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     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
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    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
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(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
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  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))


                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                       November 22, 2004


ITEM  2.02.  DISCLOSURE  OF RESULTS OF OPERATIONS  AND  FINANCIAL
CONDITION

      On  November 22, 2004, Florida Rock Industries, Inc.  (the
"Company") issued a press release regarding its 2004 fourth quarter and 2004 fiscal year earnings. A copy of the press release is furnished as Exhibit 99.1.

     The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated November 22, 2004.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: November 22, 2004           By: /s/ John D. Milton, Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer

                          EXHIBIT INDEX

Exhibit No.

99.1  Press  Release dated November 22, 2004 issued  by  Florida
      Rock Industries, Inc.